EXHIBIT 32.1 -- CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF FIRST CAPITAL INTERNATIONAL, INC., PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SECTION 1350 OF 18 U.S.C. 63.


I, Alex Genin, the Chief Executive Officer of First Capital International, Inc. hereby certify that First Capital International, Inc.'s periodic report on Form10KSB and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10KSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of First Capital International, Inc

Date:  March 22, 2004                        /s/    Alex Genin
                                             Chief Executive Officer of
                                             First Capital International, Inc.


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